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Marketing How To's

Investment Advisors to Help Shape
Future Mutual Fund Family Offerings

As more investors rely on third parties for investment advice, the role of the financial advisor is growing in importance - and is today an especially important factor in the shaping of mutual fund distribution. Until recently, many no-load mutual funds depended for the most part on their own direct sales while load funds usually marketed through brokerage firms and other intermediate channels.

Today, because of the growing role of brokers and advisors in personal portfolio management, many mutual funds recognize that direct distribution is going to take a back seat to sales by intermediaries. Lindner Asset Management has a long tradition of working closely with Registered Investment Advisors and encourages investors to seek out the services of independent advisors when making investment decisions.

At recent seminars on the marketing of mutual funds, various speakers predicted that the financial intermediary will be the distribution channel of the future. So much so that even pricing of funds could eventually be controlled by these third parties.

Investors are increasingly appreciating the value of financial advice and as a result, fees and loads are gradually being replaced by asset-based, wrap-fee sliding scales that offer varying degrees of information from basic research to complete advice. The trend is for mutual funds to offer their investors a wider range of pricing options, including annual fees for advisors and up-front sales charges by brokers, industry experts said.

Lindner Funds is interested in your suggestions for shaping future offerings by the fund family. Please e-mail us at (link)marketing@lindnerfunds.com.

This column was first published in the
Lindner (link)Advisor Guide, Winter 1999.
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